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                           CONSENT OF JOHN CHRISTENSEN


     I hereby consent to the reference to my name under the heading "Experts" in the prospectus included in the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for certain flexible premium variable universal life insurance policies issued through American Family Variable Account I of American Family Life Insurance Company (File No. 333-44956).


                                                    /s/ John Christensen
                                                    ----------------------------
                                                    John Christensen
                                                    Chief Actuary - Life/Health


April 22, 2002